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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             ----------------------



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 1998
                                                         -----------------

                               BROADCAST.COM INC.
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             (Exact name of registrant as specified in its charter)

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             DELAWARE                    000-24591                      75-2600532
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
   State or Other Jurisdiction     Commission File Number    (IRS Employer Identification No.)
        of Incorporation



           2914 Taylor Street
              Dallas, Texas                                                   75226
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(Address of Principal Executive Offices)                                     Zip Code
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Registrant's telephone number, including area code:  (214) 748-6660
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                                 Not Applicable.
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          (Former name or former address, if changed since last report)






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Item 2   Acquisition of Disposition of Assets.

         On November 30, 1998 broadcast.com inc., a Delaware corporation
("broadcast.com") acquired all of the outstanding capital stock of Simple
Network Communications, Inc., a California Corporation ("SimpleNet"), pursuant to an Agreement and Plan of Reorganization, dated as of November 16, 1998 (the
"Merger Agreement"), by and among broadcast.com, SN Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of broadcast.com ("MergerCo"), and SimpleNet. In accordance with the terms of the Merger Agreement, MergerCo merged with and into SimpleNet, with SimpleNet as the surviving corporation
(the "Merger"). In the Merger, all of the outstanding shares of common stock of SimpleNet were exchanged for 410,809 shares of broadcast.com Common Stock. The
Merger will be accounted for as a pooling of interests.

         Under the terms of the Merger Agreement and the related Escrow
Agreement dated November 30, 1998, a total of 20,540 shares of broadcast.com
Common Stock will be held in escrow for the purpose of indemnifying broadcast.com against certain liabilities of SimpleNet. Such escrow will terminate on March 31, 1999.

         A copy of the Merger Agreement and broadcast.com's press release announcing the consummation of the Merger are filed as exhibits to this report and are incorporated by reference herein. The description of the Merger
Agreement contained herein is qualified in its entirety by the provisions of the Merger Agreement.

         The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of factors affecting the Company's operating results is included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

Item 7   Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.

         The relevant financial statements, which are not included in this initial report, will be filed pursuant to an amendment to this initial report on or before February 13, 1999.

         (b)      Pro Forma Financial Information.

         The relevant pro forma financial information, which is not included in this initial report, will be filed pursuant to an amendment to this initial report on or before February 13, 1999.



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         (c)   Exhibits

         Exhibit Number    Description
         --------------    -----------

                  2.1 Agreement and Plan of Reorganization, dated as of November 16, 1998, by and among broadcast.com inc., SN Acquisition, Inc. and Simple Network Communications, Inc.

                  99.1              Press Release dated December 1, 1998





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BROADCAST.COM INC.
                                           (Registrant)




                                        By:  /s/ JACK A. RIGGS
                                           ------------------------------------
                                        Name:      Jack A. Riggs
                                        Title:     Chief Financial Officer

Dated:        December 15, 1998



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                                  EXHIBIT INDEX

             Exhibit Number    Description
             --------------    -----------

                  2.1 Agreement and Plan of Reorganization, dated as of November 16, 1998, by and among broadcast.com inc., SN Acquisition, Inc. and Simple Network Communications, Inc.

                  99.1              Press Release dated December 1, 1998